                                                              EXHIBIT 99.906CERT

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Global Dividend Growth Securities

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended September 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: November 19, 2003                       Ronald E. Robison
                                              Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Global Dividend Growth Securities and will be retained by Morgan Stanley Global Dividend Growth Securities and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Global Dividend Growth Securities

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended September 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: November 19, 2003                       Francis Smith
                                              Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Global Dividend Growth Securities and will be retained by Morgan Stanley Global Dividend Growth Securities and furnished to the Securities and Exchange Commission or its staff upon request.